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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                SEPTEMBER 7, 2004
                                (Date of Report)


                       MANUFACTURED HOME COMMUNITIES, INC.
             (Exact name of registrant as specified in its Charter)


                                     1-11718
                              (Commission File No.)

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

                              MARYLAND                                                       36-3857664
(State or other jurisdiction of incorporation or organization)                 (I.R.S. Employer Identification No.)

           TWO NORTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS                                         60606
             (Address of principal executive offices)                                         (Zip Code)

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                                 (312) 279-1400
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the following provisions (See General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule (14d-2(b)) under the
    Exchange Act (17 CFR.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule (13e-4(c)) under the Exchange Act (17 CFR.13e-4(c))


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ITEM 8.01         OTHER EVENTS

         Manufactured Home Communities, Inc. (NYSE: MHC) announced it has undertaken a preliminary assessment of the impact of Hurricane Frances on its operations. The slow movement of the storm across Florida resulted in significant rainfall throughout the state. Preliminary reports indicate two properties near Vero Beach may be significantly impacted by flooding caused by the rains and winds associated with Hurricane Frances, while the impact on our other properties is not expected to be material. We will continue to assess this over the coming days.

         According to Thomas Heneghan, CEO and President of MHC, "The unprecedented nature of these two storms occurring within weeks of each other has certainly stressed everyone in Florida. We appreciate the fatigue of our residents, our employees and others dealing with these storms.

         We were well on our way to recovering from Hurricane Charley. Although it is unfortunate to have received this setback caused by Hurricane Frances, we are confident we will recover from this storm in a similar manner. We have sent teams out to assess the properties and have begun the clean up process."

         The forward-looking statements contained herein are subject to certain risks and uncertainties including, but not limited to, the Company's ability to maintain rental rates and occupancy with respect to properties currently owned or pending acquisitions; the Company's assumptions about rental and home sales markets; the completion of pending acquisitions and timing with respect thereto; the effect of interest rates as well as other risks indicated from time to time in the Company's filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

         Manufactured Home Communities, Inc. owns or has an interest in 209 quality communities in 23 states consisting of 80,028 sites. MHC is a self-administered, self-managed, real estate investment trust (REIT) with headquarters in Chicago.



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SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.





                           MANUFACTURED HOME COMMUNITIES, INC.




                           BY: /s/ Michael Berman
                               ----------------------------------------------
                               Michael B. Berman
                               Vice President, Treasurer and
                               Chief Financial Officer






DATE:  September 7, 2004